SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 28, 2010

Tii NETWORK TECHNOLOGIES, INC.
(Exact Name of Registrant as Specified in Charter)

DELAWARE
(State of Incorporation)

001-8048	66-0328885
(Commission File No.)	(IRS Employer Identification No.)

141 Rodeo Drive, Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

(631) 789-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement, Termination of Material Agreement.

On December 28, 2010, Tii Network Technologies, Inc. (the “Company”) and JPMorgan Chase Bank, N.A. (the “Bank”) entered into an Amendment to Line of Credit Note and Credit Agreement  (the “Amendment”) to extend the maturity date of, and reduce the interest rates under, the Line of Credit Note entered into by the Company (as amended to date, the “Note”) pursuant to the Credit Agreement, dated as of December 15, 2006, between the Company and the Bank (as amended to date, the “Credit Agreement”).

The amendments to the Note and the Credit Agreement effectuated by the Amendment are:

(a)           An extension of the maturity date of the Note from December 31, 2010 to December 31, 2013; and

(b)           A reduction in the interest rate applicable to (i) CB Floating Rate Advances (originally Prime Rate Advances) to the Bank’s prime rate (but not less than the Adjusted One Month LIBOR Rate) with no Applicable Margin (as defined) addition (previously the Applicable Margin addition was 2.75% per annum) and (ii) LIBOR Rate Advances to a formula based on a published one month LIBOR Rate plus an Applicable Margin addition of 1.85% per annum (previously the Applicable Margin addition was 4.5% per annum).

Under the Credit Agreement and the Note, the Company has been, and continues to be, entitled to borrow from the Bank up to $5.0 million in the aggregate at any one time outstanding, but limited to a borrowing base equal to the aggregate of (a) 80% of the book value of all Eligible Accounts (as defined) plus (b) following the deduction of a reserve amount equal to 20% of the Eligible Inventory (as defined, generally to include, with certain exceptions, inventories at the Company’s continental United States warehouse), the lesser of (i) $1.5 million or (ii) 30% of the lower of cost (determined using the first-in, first-out method of inventory accounting) or wholesale market value, as determined by the Bank, of all Eligible Inventory.  To date, the Company has not borrowed under this facility.

The Amendment is annexed to this Report as Exhibit 4.1, and the foregoing discussion is qualified, in its entirety, by reference thereto.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number	Description

4.1	Amendment to Line of Credit Note and Credit Agreement, dated as of December 28, 2010, between JPMorgan Chase Bank, N.A. and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TII NETWORK TECHNOLOGIES, INC.

Date: January 4, 2010	By:	/s/ Jennifer E. Katsch
Jennifer E. Katsch
Vice President – Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment to Line of Credit Note and Credit Agreement, dated as of December 28, 2010, between JPMorgan Chase Bank, N.A. and the Company.